Summary Prospectus May 1, 2011

Virtus Intermediate Government Bond Fund

A: HIGZX	I: HIGIX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at http://www.virtus.com/individuals/forms/prospectuses.aspx?type=individual.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI, both dated May 1, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund has an investment objective to seek to provide a high level of current income, consistent with preservation of capital.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 73 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 45 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class I
Management Fees		0.45%		0.45%
Distribution and Shareholder Servicing (12b-1) Fees		0.25%		None
Other Expenses:
Shareholder Servicing Fees	None		0.05%
Remainder of Other Expenses	0.43%		0.43%
Total Other Expenses		0.43%		0.48%
Total Annual Fund Operating Expenses		1.13%		0.93%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$486	$721	$974	$1,698
Class I	Sold or Held	$95	$296	$515	$1,143

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund invests primarily in intermediate-term government bonds, seeking to provide investors an attractive total return and income. The fund focuses on macroeconomic analysis, interest rate dynamics and structural review in an effort to identify attractive investment opportunities and construct a diversified portfolio of fixed income securities.

Under normal circumstances, the fund invests at least 80% of its assets government bonds, which are U.S. Treasury securities or securities issued by U.S. government agencies. The fund normally maintains a dollar-weighted average portfolio maturity (or average life with respect to mortgage-backed and asset-backed securities) of between three and ten years.

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

>	Call Risk. The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original obligations.

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Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>	Income Risk. The risk that income received from the fund will vary widely over the short- and long-term.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

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Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

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Mortgage-Backed and Asset-Backed Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

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U.S. Government Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares

Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter: Q4/2008: 6.11%	Worst Quarter: Q2/2004: -2.44%	Year-to-date (3/31/11): -0.07%

Average Annual Total Returns (for the periods ended 12/31/10)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years
Class I
Return Before Taxes	4.39%	5.20%	5.18%
Return After Taxes on Distributions	3.28%	3.78%	3.54%
Return After Taxes on Distributions and Sale of Fund Shares	3.03%	3.63%	3.47%
Class A
Return Before Taxes	0.23%	4.14%	4.52%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%
Barclays Capital U.S. Intermediate Government Bond Index	4.98%	5.41%	5.11%

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The Barclays Capital U.S. Intermediate Government Bond Index measures intermediate-term bonds issued by the U.S. Treasury, government agencies, and quasi-federal corporations with maturities from 1 to 9.99 years. The indexes are calculated on a total return basis.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Harris Investment Management, Inc.

Portfolio Managers

>	Carol H. Lyons, Managing Director, Senior Portfolio Manager, is a manager of the fund. Ms. Lyons has been Portfolio Manager of the fund since May 2006.

>	Daniela Mardarovici, CFA, Director, Portfolio Manager, is a manager of the fund. Ms. Mardarovici was appointed a manager of the fund in 2011.

>	Maureen Svagera, CFA, Managing Director, Head of Fixed Income, is a manager of the fund. Ms. Svagera has been Portfolio Manager of the fund since 1997.

c/o State Street Bank and Trust Company

P.O. Box 8301

Boston, MA 02266-8301

8428	5-11

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.